================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           AQUACELL TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                                33-0750453
(State of Incorporation                                         (IRS Employer
    or orginiszation)                                        Identification No.)


    10410 Trademark Street, Rancho Cucamonga, CA                    91730
      (Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box |X|

Securities Act registration statement file number to which this form relates:
____ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock par value $.001
--------------------------------------------------------------------------------
                                (Title of Class)


================================================================================

ITEM 1. Description of Registrant's Securities to be Registered

     The registrant incorporates by reference the description of its Common Stock set forth in its filing under File No. 333-121903 filed with the principal office on Form S-3.


ITEM 2. Exhibits

     The registrant incorporates by reference the exhibits of the specimen stock certificate and restated Certificate of Incorporation filed under File No. 333-41826 filed with the principal office on Form SB-2.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     AQUACELL TECHNOLOGIES, INC.


Dated: December 22, 2005                             By: /s/ James C. Witham
                                                         -----------------------
                                                         James C. Witham
                                                         Chief Executive Officer